Exhibit 10.9

VTwin Component Production Purchase Order with MCD

        THIS PRODUCTION Component Agreement (“Agreement”) is made this 7th day of December 2005 by and between Melling Consultancy Design, a sole proprietorship operating under the laws of the United Kingdom, located at Dimension House, 43 Mellor Street, Rochdale, Lancashire, England OL12 6XD (“MCD”), and Viper Motorcycle Company. a corporation formed under the laws of the State of Minnesota, located at 5733 International Parkway, New Hope, MN USA (“Viper”).

        WHEREAS, MCD is engaged in the business of designing, developing and producing high performance engines and motorcycle components for Viper Motorcycle Company.

        WHEREAS, Viper desires to retain MCD to manufacture production engine components for Vipers proprietary Vtwin engines as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties hereto agree as follows:

Viper hereby orders 120 V-TWIN engine Kits bearing the Viper Logo. MCD agrees to produce all 120 Engine kits within seven months of the commencement date which is January 1, 2006. The Commencement date shall be mutually agreed upon between the two parties. Each engine kit shall consist of;

  Drive Side Case
  Timing Side Case
  Front Cylinder
  Rear Cylinder
  Rocker Box Rear
  Rocker Box Front
  Rocker Box Cover Rear
  Rocker Box Cover Front
  Cylinder Head Front
  Cylinder Head Rear
  Timing Cover Inner
  Timing Cover Outer
  Inlet Manifold
  Oil Pump
  Crankshaft Assembly
  Valve Guide, Seat Inserts

To purchase the Engine Kits, Viper shall pay the following costs as required by MCD;

Viper agrees to pay the following Capital Equipment expenditures
Big Press (for Flywheel, Viper to retain Ownership): 1200 sterling

Tooling & Fixturing (Viper to retain ownership) 10,000 sterling
Assembly Fixture (Viper to retain ownership) 10,000 sterling

Viper agrees to pay the following overhead expenditures

Six employees @ 2,000 sterling per month for seven months
Gear Cutting @ 350 Sterling Per Month, (plus Splincing Costs)
CNC Lease Haas VF4D; HRT210 Rotary Table & Accessories, @ 2633.80 Sterling Per Month for Seven Months (Plus 1250 Sterling Setup Charge)
CNC Lease XYZ; @ 675 Sterling Per Month (Seven Months)
MCD Software @ 670 Sterling Per Month for Six Months and 4,000 Sterling in month Seven

Viper agrees to pay the following raw material expenditures
Billet Costs; 700 sterling per engine (685 Per Engine Kit + 8 Valve Guide + 7 Oil Pump)

Melling Consultancy Design	Viper Motorcycle Company

/s/ Al Melling	/s/ John Lai
Al Melling, Its President	John Lai, Its Executive Vice President